UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: February 18, 2004

Date of Earliest Event Reported: January 28, 2004

Sauer-Danfoss Inc.
(Exact name of Registrant as specified in its charter)

Delaware	333-48299	36-3482074
(State or other	(Commission	(I.R.S. Employer
jurisdiction of incorporation)	File Number)	Identification No.)

250 Parkway Drive, Suite 270, Lincolnshire, Illinois		60069
(Address of principal executive offices)		(Zip Code)

Registrants telephone number, including area code:     (515) 239-6000

Item 7.  Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.	Description
99.1	Press Release dated January 28, 2004, regarding revisions to forecasted earnings.

99.2	Press Release dated February 18, 2004, announcing financial results for the fourth quarter ended December 31, 2003.

Item 12.  Results of Operations and Financial Condition

On January 28, 2004, Sauer-Danfoss Inc. issued a press release regarding revisions to forecasted earnings for the fourth quarter and full year ended December 31, 2003.  A copy of this press release is being furnished as Exhibit 99.1 to this Form 8-K.

On February 18, 2004, Sauer-Danfoss Inc. issued a press release announcing its financial results for the fourth quarter and full year ended December 31, 2003.  A copy of this press release is being furnished as Exhibit 99.2 to this Form 8-K.

SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SAUER-DANFOSS INC.

Date: February 18, 2004	By: /s/ Kenneth D. McCuskey
Name: Kenneth D. McCuskey
Title: Vice President and Chief Accounting Officer